UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 2, 2010
Javelin Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32949	88-0471759

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 CambridgePark Drive, Cambridge Massachusetts	02140

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (617) 349-4500

N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On February 2, 2010, Javelin Pharmaceuticals, Inc. issued a press release announcing its New Drug Application (NDA) submitted to the US Food and Drug Administration (FDA) for its investigational product candidate, Dyloject™ (diclofenac sodium) Injection, has been accepted for formal review. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit
No.	Description

99.1	Press Release of Javelin Pharmaceuticals, Inc. dated February 2, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAVELIN PHARMACEUTICALS, INC.
By:	/s/ Martin J. Driscoll
	Name:	Martin J. Driscoll
	Title:	Chief Executive Officer

Dated: February 2, 2010

EXHIBIT INDEX

Number	Document

99.1	Press Release of Javelin Pharmaceuticals, Inc. dated February 2, 2010